Supplement, dated April 15, 1997 to the prospectus, dated April 22, 1996 of
             Seligman Cash Management Fund, Inc. (the "Fund")


      The following supplements the information set forth in the Fund's prospectus under "Purchase of Shares--Contingent Deferred Sales Load".

      For the period from the date Seligman Global Horizon Funds (the "Offshore Fund") commences offering its shares, until May 31, 1997, SFSI will reimburse any CDSL charged upon the redemption of Class B or Class D shares of any Seligman Mutual Fund by a non-U.S. resident alien investor who uses the redemption proceeds to purchase Class B or Class A shares, respectively, of the Offshore Fund through Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any of its affiliates (collectively, "Merrill Lynch"). Merrill Lynch will, in turn, reimburse SFSI for the amount of CDSL so reimbursed by it over a period of four years.



TXCM1S-4/97